Note 7 - Long-term Debt and Note Payable to Bank (Tables)	12 Months Ended
Oct. 31, 2018
Notes Tables
Schedule of Debt [Table Text Block]
	October 31,
	2018	2017
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $31,812, including interest (at 3.95%), with final payment of $3,644,211 due May 1, 2024	$4,774,252	$4,960,738
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $10,963, including interest (at 3.95%), with final payment of $1,255,850 due May 1, 2024	1,645,332	1,709,595
Total long-term debt	6,419,584	6,670,333
Less current installments	260,954	250,726
Long-term debt, excluding current installments	$6,158,630	$6,419,607